UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):   September 19, 2007

CBRL GROUP, INC.

Tennessee	0-25225	62-1749513
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

305 Hartmann Drive, Lebanon, Tennessee 37087

 (615) 444-5533

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 19, 2007, the compensatory arrangements and grants described below were made to certain executives of CBRL Group, Inc. (the “Company”) by the Compensation Committee (the “Committee”) of the Company’s Board of Directors.  In accordance with the instructions to Item 5.02 to Form 8-K, the information provided in this Current Report on Form 8-K covers only those current executive officers who were “named executive officers” in the Company’s most recent filing with the Commission under the Securities Exchange Act of 1934 that required disclosure pursuant to Item 402(c) of Regulation S-K.

Reference is hereby made to Item 1.01 of the Current Report on Form 8-K filed by the Company on August 1, 2006 (the “2006 8-K”) describing the Company's 2007 Mid-Term Incentive Retention Plan (the “MTIRP”).  Awards made to officers of the Company under the MTIRP, while earned based on 2007 actual results, cliff vest at the end of the Company’s 2009 fiscal year.  A copy of the MTIRP was filed as Exhibit 10.2 to the 2006 8-K and is incorporated herein by this reference as if copied verbatim.  On September 19, 2007, the Committee determined that the performance achieved under the MTIRP during the 2007 fiscal year was at the 60% level and, accordingly, awarded the following number of shares of restricted stock to the named executive officers:

Name	Number of shares
Mr. Woodhouse	27,091
Mr. White	7,618
Mr. Shoaf	5,067

Reference is hereby made to Item 5.02 of the Current Report on Form 8-K filed by the Company on July 31, 2007 (the “July 2007 8-K”) describing the 2008 Long-Term Incentive Plan (the “2008 LTI”) and the 2008 Long-Term Performance Plan (the “LTPP”).  Under the 2008 LTI, stock option grants were awarded by the Committee to the named executive officers for the number of shares of the Company’s common stock described in the table below under the column “Options.”  The exercise price of those options ($40.05) was the closing market price of the Company’s stock on the date of the grant. The options will vest ratably over a three year period.  In addition, on September 19, 2007, the Committee established targets with respect to LTPP awards, which are shares of restricted stock that the executive will receive if the Company achieves certain pre-established goals consisting of revenue and EBIT Margin, as defined in the LTPP, during the Company’s 2008 and 2009 fiscal years. LTPP Awards, while earned based on 2008 and 2009 actual results, cliff vest (if any shares are earned) at the end of the Company’s 2010 fiscal year (“2010”) and are distributable on the first business day of the Company’s 2011 fiscal year.  During 2010, dividends will accrue on earned shares until their distribution.

On September 19, 2007, the numbers of LTPP restricted shares (target and maximum) that could be received by each named executive officer were established by the Committee and are set forth in the table below under the columns “LTPP Target” and “LTPP Maximum.”  (If the Company fails to meet the revenue and EBIT Margin goals, the share award will be reduced (potentially to 0 shares) below the LTPP Target):

Name	Options	LTPP Target	LTPP Maximum
Mr. Woodhouse	140,953	95,057	190,114
Mr. White	-0-	26,917	53,835
Mr. Shoaf	27,047	18,240	36,481

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 25, 2007	CBRL GROUP, INC.

	By:	/s/ N.B. Forrest Shoaf
	Name:	N.B. Forrest Shoaf
	Title:	Senior Vice President, Secretary and General Counsel